SECOND AMENDMENT TO
            REVOLVING CREDIT AND TERM LOAN AGREEMENT

     THIS SECOND AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT (this "Amendment") is entered into as of July 28, 2000, among GRAPHIC PACKAGING INTERNATIONAL CORPORATION (formerly ACX Technologies, Inc.), a Colorado corporation ("Borrower"), the One-Year Term Lenders under the Credit Agreement described below, and the Guarantors under the Credit Agreement described below.
Reference  is  made  to  the  Revolving  Credit  and  Term   Loan
Agreement, dated as of August 2, 1999 (as amended to date, the "Credit Agreement"), among Borrower, Administrative Agent, the Managing Agents, and the Co-Agents thereunder.

       Unless otherwise defined in this Amendment, capitalized terms used herein shall have the meaning set forth in the Credit Agreement; all Section and Schedule references herein are to Sections and Schedules in the Credit Agreement; and all Paragraph references herein are to Paragraphs in this Amendment.

                            RECITALS

     A. Borrower has requested that the One-Year Term Lenders agree to amend the Credit Agreement to extend the Termination
Date with respect to the One-Year Term Facility.

     B. The One-Year Term Lenders are willing to agree to such amendment, but only upon the conditions, among other things, that Borrower, Guarantors, and the One-Year Term Lenders shall have executed and delivered this Amendment and shall have agreed to the terms and conditions thereof.

     Accordingly, for adequate and sufficient consideration, the parties hereto agree, as follows:

Paragraph  1.    Amendment.   Clause (d)  of  the  definition  of
"Termination Date" in Section 1.1 is deleted in its entirety and the following is substituted therefor:

          "(d)   for  purposes  of  the  One-Year  Term
          Facility, the earlier of (x) August 15, 2000, and (y) the effective date of any other termination, cancellation, or acceleration of the One-Year Term Facility."

Paragraph 2. Extension Fee. On the Effective Date, Borrower shall pay to Administrative Agent (for the ratable benefit of the One-Year Term Lenders), an amendment fee in an amount equal to $141,000.00. The failure of Borrower to comply with the provisions of this Paragraph 2 shall constitute a payment Default entitling Lenders to exercise their respective Rights under the Loan Papers.

Paragraph 3. Effective Date. Notwithstanding any contrary provision, this Amendment is not effective until the date (the "Effective Date") upon which (a) Administrative Agent receives counterparts of this Amendment executed by Borrower, Guarantors, and the One-Year Term Lenders and (b) Borrower pays the extension fee required to be paid to Administrative Agent (for the ratable benefit of the One-Year Term Lenders) on the Effective Date pursuant to Paragraph 2 hereof.

Paragraph 4. Acknowledgment and Ratification. As a material inducement to the One-Year Term Lenders to execute and deliver this Amendment, Borrower and each Guarantor (a) consent to the agreements in this Amendment and (b) agree and acknowledge that the execution, delivery, and performance of this Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of Borrower or Guarantors under their respective Collateral Documents, which Collateral Documents shall remain in full force and effect, and all Liens, guaranties, and Rights thereunder are hereby ratified and confirmed.

Paragraph 5. Representations. As a material inducement to the One-Year Term Lenders to execute and deliver this Amendment, Borrower represents and warrants to Lenders (with the knowledge and intent that the One-Year Term Lenders are relying upon the same in entering into this Amendment) that as of the Effective
Date of this Amendment and as of the date of execution of this Amendment, (a) all representations and warranties in the Loan Documents are true and correct in all material respects as though made on the date hereof, except to the extent that (i) any of them speak to a different specific date or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement, and (b) except as waived by this Amendment, no Potential Default or Default exists.

Paragraph 6. Expenses. Borrower shall pay all costs, fees, and expenses paid or incurred by Administrative Agent incident to this Amendment, including, without limitation, the reasonable fees and expenses of Administrative Agent's counsel in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents.

Paragraph 7. Miscellaneous. This Amendment is a "Loan Document" referred to in the Credit Agreement, and the provisions relating to Loan Documents in Section 13 of the Credit Agreement are incorporated in this Amendment by reference. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed, and its performance enforced, under New York law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

Paragraph 8. Entire Agreement. This Amendment represents the final agreement between the parties about the subject matter of this Amendment and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

Paragraph  9.    Parties.  This Amendment  binds  and  inures  to
Borrower, Administrative Agent, Lenders, and their respective successors and assigns.

     The parties hereto have executed this Amendment in multiple counterparts on the date stated on the signature pages hereto, but effective as of the Effective Date.

             Remainder of Page Intentionally Blank.
                   Signature Pages to Follow.




     Signature Page to that certain Second Amendment to Revolving Credit and Term Loan Agreement dated as of the date set forth above, among Graphic Packaging International Corporation, as Borrower, the One-Year Term Lenders, and the Guarantors under the Credit Ageement.

                              GRAPHIC   PACKAGING   INTERNATIONAL
			      CORPORATION, as Borrower


                              By:
                                   Name:
                                   Title:

                              CHRONOPOL, INC., as a Guarantor
                              GAC ALUMINUM CORPORATION, as a
                              Guarantor
                              GOLDEN TECHNOLOGIES COMPANY, INC.,
                              as a Guarantor
                              GP HOLDINGS, INC., as a Guarantor
                              GRAPHIC PACKAGING CORPORATION, as a
                              Guarantor
                              GRAPHIC PACKAGING CORPORATION OF
                              VIRGINIA, as a Guarantor
                              GRAPHIC PACKAGING HOLDINGS INC., as
                              a Guarantor
                              GTC NUTRITION COMPANY, as a
                              Guarantor
                              LAUENER ENGINEERING LIMITED, as a
                              Guarantor
                              UNIVERSAL PACKAGING CORPORATION,
                              as a Guarantor


                              By:
                                   Name:
                                   Title:

                              GEI BROKERS, INC., as a Guarantor
                              GOLDEN EQUITIES, INC., as a
                              Guarantor


                              By:
                                   Name:
                                   Title:

                                                                ,
                              as a One-Year Term Lender




                              By:
                                   Name:
                                   Title:

                                                                ,
                              as a One-Year Term Lender



                              By:
                                   Name:
                                   Title:



                              By:
                                   Name:
                                   Title:


                                                                ,
                              as a One-Year Term Lender



                              By:



                                   By:
                                        Name:
                                        Title: